Exhibit 99.1

Paramount Skydance Corporation

Announces:

Launch of Notes Offerings

Los Angeles and New York, September 28, 2026 – PARAMOUNT SKYDANCE CORPORATION (NASDAQ: PSKY) (the “Company”) today announced that it intends to offer approximately $44.4 billion in aggregate principal amount of U.S. dollar-denominated senior secured first lien notes (the “First Lien Senior Secured Notes”) and U.S. dollar- and euro-denominated senior secured second lien notes (together with the First Lien Senior Secured Notes, the “Notes”), in each case, to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non “U.S. persons” in compliance with Regulation S under the Securities Act. The consummation of the Notes offerings is subject to market and other conditions.

The Company intends to utilize the net proceeds of the Notes offerings, together with cash on hand, borrowings under previously announced term loan financings and the net proceeds of the previously announced equity financing, to, among other things, finance the purchase price for its previously announced acquisition (the “Acquisition”) of Warner Bros. Discovery, Inc. (NASDAQ: WBD) (“WBD”) and the repayment of certain existing debt. The terms of the proposed Notes offerings, including but not limited to the principal amounts, interest rates, currency denominations and maturities of the various series of Notes, and the consummation of the Acquisition, are subject to a number of significant conditions, and there can be no assurance that the Company will consummate any of these transactions on the anticipated terms or timing, or at all. Consummation of the Notes offerings is not a condition to the consummation of the Acquisition.

The Notes and related guarantees are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and are also not being registered under any state or foreign securities laws. The Notes are only being offered and issued to persons who are (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, or (b) not “U.S. persons,” as defined in Rule 902 of Regulation S under the Securities Act. The Notes have not been and, except with respect to the First Lien Senior Secured Notes which will have registration rights, will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security, and does not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

About Paramount, a Skydance Corporation

Paramount, a Skydance Corporation is a next-generation global media and entertainment company, comprised of three business segments: Studios, Direct-to-Consumer, and TV Media. PSKY’s portfolio unites legendary brands, including Paramount Pictures, Paramount Television, CBS, CBS News, CBS Sports, Nickelodeon, MTV, BET, Comedy Central, Showtime, Paramount+, Pluto TV, and Skydance Animation, Film, Television, Interactive/Games, and Paramount Sports Entertainment.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding, among other things, the potential Acquisition of WBD, including the terms and timing thereof, and the proposed financing in connection with the Acquisition, including the consummation and proposed terms of the Notes offerings. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the Acquisition or the Notes offerings will not be satisfied; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of the Company or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the Acquisition, including resulting expense or delay; the potential that the expected benefits and opportunities of the Acquisition, if completed, may not be realized or may take longer to realize than expected; risks related to the Company’s streaming business; the adverse impact on the Company’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to the Company’s decisions to invest in new businesses, products, services and technologies, and the evolution of the Company’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of the Company’s content; damage to the Company’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining the Company’s intellectual property rights; domestic and global political, economic and regulatory factors affecting the Company’s business generally or the Acquisition; the inability to hire or retain key employees or secure creative talent; disruptions to the Company’s operations as a result of labor disputes; risks and costs associated with the integration of, and the Company’s ability to integrate, the businesses of Paramount Global, Skydance Media, LLC, and WBD successfully and to achieve anticipated synergies, including in the amounts or on the timelines anticipated to realize such synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance Media, LLC, potentially resulting in substantial costs; volatility in the price of the Company’s Class B common stock; the effect the Company’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in the Company, including that the Company’s stockholders may not realize any change of control premium on shares of the Company’s Class B common stock and that the Company may become subject to the control of a presently unknown third party; risks associated with the Company’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of the Company’s Class B common stock; risks that anti-takeover provisions in the Company’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in the Company’s Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against the Company’s directors and officers; risks that corporate opportunity provisions in the Company’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to the Company; risks associated with the Company’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; risks related to our indebtedness, including our substantial outstanding debt obligations; risks related to our ability to incur substantially more debt and our ability to meet the financial and other covenants contained in the agreements governing our indebtedness; and risks relating to our ability to deleverage the business in accordance with management’s targets, including risks arising from assumptions, uncertainties and contingencies that may affect our ability to reduce indebtedness; risks relating to management’s ability to execute on its strategic plan and improve its financial profile and cash flows from operations; and risks relating to any capital or other financing the Company may have to raise in order to reduce its indebtedness following the Acquisition. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of the Company and WBD can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and the Company’s subsequent filings with the SEC, and in WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and in WBD’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 6, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, ir.paramount.com, ir.wbd.com or on request from the Company or WBD. The Company undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Media Contacts:

Melissa Zukerman / Laura Watson

msz@paramount.com / laura.watson@paramount.com

Brunswick Group

ParamountSkydance@brunswickgroup.com

Gagnier Communications

Dan Gagnier

dg@gagnierfc.com

Investor Contacts:

Kevin Creighton / Logan Thomas

kevin.creighton@paramount.com / logan.thomas@paramount.com